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                             CENTURION FUNDS, INC.
                    Centurion U.S. Contra Fund (the "Fund")

                     Supplement dated November 13, 2001 to
                         Prospectus dated May 31, 2001

   The following information supplements certain information contained in the Prospectus and Statement of Additional Information of the Fund.

   On October 3, 2001, GE Financial Assurance Holdings, Inc. ("GEFA") entered into a Purchase Agreement with Centurion Capital Group Inc. ("Centurion Capital"), the parent company of Centurion Trust Company ("CTC"), the Fund's investment manager, and certain officers, directors and shareholders of Centurion Capital (the "Purchase Agreement"), pursuant to which GEFA will acquire Centurion Capital (the "Acquisition").

   On October 22, 2001, the Board of Directors of Centurion Funds, Inc. (the "Company"), on the recommendation of CTC, voted in favor of the following proposals and instructed that they be submitted to the Fund's shareholders for their approval at a meeting scheduled to be held on December 6, 2001:

    1. Approving a new investment management agreement for the Fund providing for CTC to continue as investment manager under terms and conditions substantially identical to the current investment management agreement;

    2. Approving a new investment sub-advisory agreement for the Fund providing for Credit Suisse Asset Management, LLC to continue as investment sub-adviser of the Fund under terms and conditions substantially identical to the current investment sub-advisory agreement; and

    3. Electing four new directors to the Board of Directors of the Company.

   If the foregoing changes are approved by shareholders, the Board of Directors has voted to implement these additional changes which do not require shareholder consideration:

      A) Replacing the current distributor of the Fund, Salomon Smith Barney Inc. ("SSB"), with GE Investment Distributors, Inc. and

      B) Terminating the consulting services provided by SSB through its Consulting Group Division on December 6, 2001.

   Except for the consulting agreement with SSB, all the matters described above will become effective at the closing of the Acquisition.

FD 02396